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                                                                   EXHIBIT 10.14

                      REPAYMENT AND STOCK PLEDGE AGREEMENT

     This Repayment and Stock Pledge Agreement (this "Agreement" or "Pledge Agreement") is made as of November 24, 1998 between Fresh Enterprises, Inc., a California corporation ("Pledgee"), and Greg Dollarhyde ("Pledgor").

                                    Recitals
                                    --------

     A. Pursuant to Pledgor's purchase of shares of Pledgee's common stock, no par value ("Common Stock"), under the Restricted Stock Purchase Agreement dated November 24, 1998 (the "Purchase Agreement"), between Pledgor and Pledgee under Pledgee's 1998 Stock Plan, as amended (the "Stock Plan"), and Pledgor's payment for such shares with monies advanced pursuant to that certain promissory note executed by Pledgor in favor of the Pledgee dated November 24, 1998 (the "Note"), Pledgor has purchased 130,844 shares of Common Stock (the "Shares") at a price of $6.80 per share, for a total purchase price of $889,739.20.

     B. It is a condition precedent to the extension of credit pursuant to the Note that the Pledgor shall have executed and delivered this Pledge Agreement in favor of the Pledgee.

     NOW, THEREFORE, in consideration of the foregoing and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

1.   Creation and Description of Security Interest. Pledgor hereby grants a lien
     ---------------------------------------------
on and pledges all of the Shares (herein sometimes referred to as the "Collateral") represented by certificate number 4, duly endorsed in blank or with executable stock powers in form and substance satisfactory to Pledgee, and herewith delivers said certificate to the Secretary of Pledgee (the "Escrow Agent"), who shall hold said certificate subject to the terms and conditions of this Pledge Agreement.

     The pledged stock shall be held by the Escrow Agent as security for the repayment of the Note, and any costs and expenses incurred in the enforcement or attempted enforcement of the Note, and any extensions or renewals thereof, and the Escrow Agent shall not encumber, sell or otherwise dispose of such Shares except in accordance with the provisions of this Pledge Agreement.

2.   Pledgor's Representations and Covenants. Pledgor represents and covenants
     ---------------------------------------
to Pledgee, its successor and assigns, as follows:


          (a) Pledgor will pay the principal sum of the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

          (b) The Shares are free of all other encumbrances, defenses and liens (other than the lien granted hereunder), and Pledgor will not encumber or allow to be encumbered the Shares without the prior written consent of Pledgee or enter into any agreement that could restrict Pledgee's exercise of its rights hereunder or under the Note.

          (c) Pledgor shall pay, prior to the delinquency date, all taxes, liens,

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     assessments and other charges levied against the Collateral, and in the event Pledgor fails to do so, Pledgee shall have the right, but not the obligation, to pay all or any portion of such taxes and charges without contesting the validity or legality thereof. Any payment made by Pledgee pursuant to this Section 2(c) shall become part of the indebtedness of Pledgor secured hereunder, and until paid by Pledgor, shall bear interest at the default rate per annum set forth in the Note.

3.   Voting Rights. During the term of this pledge, Pledgor shall vote the
     -------------
Shares pledged hereunder solely in accordance with the provisions of the Shareholders' Agreement.

4.   Stock Adjustments. In the event during the term of this Agreement of any
     -----------------
stock dividend, reclassification, readjustment or other changes declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgee under the terms of this Pledge Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor, Pledgee and Escrow Agent shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Pledge Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

5.   Warrants and Rights. In the event that, during the term of this Agreement,
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subscription warrants or other rights or options shall be issued in connection with the Shares, such rights, warrants and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the Shares then held by Pledgee shall be immediately delivered to Pledgee, to be held under the terms of this Agreement in the same manner as the Shares pledged hereunder.

6.   Repayment. Pledgor hereby agrees that at any time if Borrower shall have
     ---------
received any cash payment or other distribution in respect of, or upon transfer, sale or other disposition of, the Shares, then and in each such case, Pledgor shall immediately deliver to Pledgee such amount as in partial or full payment of principal and interest on the Note.

7.   Default. Pledgor shall be deemed to be in default of the Note and of this
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Pledge Agreement upon the occurrence of any of the following events (each such event, an "Event of Default"):

          (a) Payment of principal or interest on the Note shall be delinquent for a period of 30 days or more beyond the due date thereof; or

          (b) Pledgor fails to perform any of the covenants or other agreements set forth in this Agreement for a period of 10 days; or

          (c) Any representation or warranty herein shall be untrue in any material respect; or

          (d) Pledgee shall cease to have a valid perfected first priority lien on all or any part of the Collateral.

                                       2

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8.   Pledgee's Rights Upon or Event of Default.
     -----------------------------------------

          (a) In the case of an Event of Default, Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor, and Pledgee shall thereafter be entitled to pursue all remedies available to a secured party under the California Uniform Commercial Code in effect from time to time (whether or not applicable to the Collateral) or available at law or equity or otherwise.

          (b) In the case of an Event of Default, in addition to any other rights or remedies otherwise available, Pledgee may, without notice and at its option, with respect to any Collateral which shall then be in, or shall thereafter come into, the possession or custody of Pledgee, Pledgee may sell or cause the same to be sold at any broker's board or at any public or private sale, in one or more sales or lots, at such price or prices as Pledgee may deem best, for cash or on credit or for future delivery, without assumption of any credit risk. The purchaser of any or all Collateral so sold shall thereafter hold the same absolutely, free from any lien, encumbrance or right of any kind whatsoever. Unless any of the Collateral threatens to decline speedily in value or is or becomes of a type sold on a recognized market, Pledgee will give Pledgor reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. Any sale of the Collateral conducted in conformity with reasonable commercial practices of banks, insurance companies, commercial finance companies or other financial institutions disposing of property similar to the Collateral shall be deemed to be commercially reasonable. Any requirements of reasonable notice shall be met if such notice is mailed to the Pledgor at least ten (10) days before the time of the sale or disposition. Any other requirement of notice, demand or advertisement for sale is, to the extent permitted by law, waived. Pledgee may, in its own name or in the name of a designee or nominee, buy any of the Collateral at any public sale and, if permitted by applicable law, at any private sale. All expenses (including court costs and attorneys' fees, expenses and disbursements) of, or incident to, the enforcement of any of the provisions hereof shall be recoverable from the proceeds of the sale or other disposition of the Collateral. Pledgee shall be under no obligation to delay a sale of any of the Collateral for the period of time necessary to register such securities for public sale under the Securities Act of 1933, as amended (the "Securities Act"), or under any other applicable securities laws. In view of the fact that the Securities Act and other applicable securities laws may impose certain restrictions on the method by which a sale of the Collateral may be effected, Pledgor agrees that upon the occurrence of an Event of Default, Pledgee may, from time to time, attempt to sell all or any part of the Collateral by means of a private sale, restricting the prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for distribution. Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to Pledgor than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, Pledgor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Pledgee shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the registration thereof for a form of public sale requiring registration under the Securities

                                       3

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     Act or under any other applicable securities laws. Pledgor waives any claims against Pledgee arising by reason of the fact that the price at any private sale was less than the price that might have been obtained at a public sale, even if Pledgee shall accept the first offer received and does not offer the Collateral to more than one prospective purchaser.

9.   Withdrawal or Substitution of Collateral. Pledgor shall not sell, withdraw,
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pledge, substitute, grant any options in or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

10.  Term. The pledge of Shares set forth herein shall continue until the
     ----
indefeasible payment in full in cash of all indebtedness secured hereby, at which time the Shares shall be promptly delivered to Pledgor, without any representation, warranty or covenant thereto or any recourse in respect thereof.

11.  Recourse. In addition to the Collateral pledged hereunder, as additional
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security for the payment and performance of all obligations of Pledgor hereunder and under the Note, Pledgor hereby agrees that the Company shall have recourse to personal assets of Pledgor (other than the Collateral) in an amount not to exceed $35,589.57; provided, however, that Pledgee shall have recourse to Pledgor's personal assets pursuant to this Section 11 only in the event that the Fair Market Value of the Collateral in possession of Pledgee at the Maturity
Date is less than seventy-five percent (75%) of the outstanding unpaid principal balance of the Note on such date. For purposes of this Section 11, "Fair Market Value" shall be determined pursuant to the Plan except in the event the Common Stock is not publicly traded on an exchange or quoted on NASDAQ or a successor quotation system, in which case the "Fair Market Value" for purposes hereof shall be the value of the Collateral (determined without additional premiums for control or discounts for minority interests or restrictions on transfer) determined by an independent valuation consultant or appraiser of recognized national standing selected by Pledgee and consented to by Pledgor, which consent shall not be unreasonably withheld.

12.  Insolvency. Pledgor agrees that if a bankruptcy or insolvency proceeding is
     ----------
instituted by or against him, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, or the Pledgor shall take any action in furtherance of any of the foregoing, or the Pledgor shall generally not, or shall be unable to, or shall admit in writing his inability to, pay his debts as they become due, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of an Event of Default.

13.  Invalidity of Particular Provisions. Pledgor and Pledgee agree that the
     -----------------------------------
enforceability or invalidity of any provision or provisions of this Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

14.  Successors or Assigns. Pledgor and Pledgee agree that all of the terms of
     ---------------------
this Agreement shall be binding on their respective permitted successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators. Pledgor shall not assign or otherwise transfer all or any of his rights and obligations hereunder without the prior written consent of Pledgee, in its sole discretion. This Agreement shall be freely assignable by Pledgee.

                                       4

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15.  Defined Terms. Capitalized terms used herein without definition shall have
     -------------
the meanings ascribed to such terms under the Purchase Agreement or the Stock Plan.

16.  Governing Law. This Pledge Agreement shall be interpreted and governed by
     -------------
the internal laws of the State of California.



     IN WITNESS WHEREOF, the parties hereto have executed this Repayment and Stock Pledge Agreement as of the day and year first above written.

"PLEDGOR"
                                             /s/ Greg Dollarhyde
                                             ___________________________________
                                             Greg Dollarhyde

                                             4623 Forest Ave
                                             ___________________________________
                                             Address

                                             Mercer Is. WA 98040
                                             ___________________________________
"PLEDGEE"

                                             FRESH ENTERPRISES, INC.,
                                             a California corporation

                                                     /s/ Frank M. Vest, Jr.
                                                     ___________________________
                                             By:     Frank M. Vest, Jr.

                                             Its:    Secretary
                                       5

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                                 AMENDMENT NO. 1

                                       TO

                      REPAYMENT AND STOCK PLEDGE AGREEMENT



     THIS AMENDMENT NO. 1 dated as of April 24, 2002 (this "Amendment") amends the Repayment and Stock Pledge Agreement dated November 24, 1998 between Greg Dollarhyde ("Borrower") and Fresh Enterprises, Inc. (the "Company") (the "Pledge Agreement") and is made with reference to the following facts (all capitalized terms not otherwise defined herein have the meanings set forth in the Pledge Agreement):

                                    RECITALS
                                    --------

     WHEREAS, the Company has agreed to loan to Borrower the sum of $500,000 (the "New Loan"); and

     WHEREAS, it is a condition precedent to the closing of the New Loan that the Pledge Agreement be amended such that the Company has full recourse against Borrower thereunder,

     NOW THEREFORE, in consideration of the above recitals and the promises, covenants and obligations contained herein, and other consideration the receipt and adequacy of which Borrower and the Company hereby acknowledge, the parties hereto agree as follows:

     1. Recourse. Section 11 of the Pledge Agreement shall be deleted in its
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entirety.

     2. Full Force and Effect. Except as expressly amended herein, the Pledge
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Agreement shall continue in full force and effect in accordance with its terms.

     3. Counterparts. This Amendment may be executed in any number of
        ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.


                                      By:_____________________________
                                      Name:  Greg Dollarhyde



                                      FRESH ENTERPRISES, INC.

                                      By:________________________
                                      Name:______________________
                                      Title:_____________________